UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2009
HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-52595	26-3636023

(Commission File Number)	(I.R.S. Employer Identification Number)
205 Newbury Street
Framingham, MA 01701

(Address of principal executive offices including zip code)
(508) 739-0950

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In connection with (i) the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 12, 2009, entered into by HeartWare International, Inc., a Delaware corporation, with Thoratec Corporation, a California corporation (“Thoratec”), Thomas Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Thoratec, and Thomas Merger Sub II, Inc., a Delaware corporation and a direct wholly owned subsidiary of Thoratec, (ii) a retrospective compensation review, (iii) negotiations with Thoratec and (iv) a view to fostering continued employment, HeartWare, Inc., a Delaware corporation and subsidiary of HeartWare, entered into a retention bonus agreement with each of its President & Chief Executive Officer, Douglas Godshall, its Chief Financial Officer & Chief Operating Officer, David McIntyre and its Chief Scientific Officer, Jeffrey LaRose (each, a “Retention Bonus Agreement”). HeartWare, Inc. also determined to provide retention bonuses to a number of its senior management including, but not limited to, Barry Yomtov, its Vice President of Product Development and James Schuermann, Vice President of Sales & Marketing (each a “Retention Bonus Letter”), each in the form of Retention Bonus Letter attached hereto as Exhibit 10.4 (“Form of Retention Bonus Letter). The retention bonuses referred to hereunder pertain solely to the merger and are not valid in connection with, and have no application for, any other form of current or future corporate transaction.
Mr. Godshall’s Retention Bonus Agreement provides for the payment of $3,300,000 upon the close of the merger (the “Closing”), subject to his continued employment through the Closing and his entering into a consulting agreement with Thoratec that has a term of at least three months. In the event that, prior to the Closing, Mr. Godshall is terminated without “cause” (as defined by the executive’s employment agreement) or resigns for “good reason” (as defined by the executive’s employment agreement), the retention bonus, whether vested or unvested, will be paid in full, provided that the executive enters into a general release of claims.
Mr. McIntyre’s Retention Bonus Agreement provides for payments totaling $2,100,000 that vest and are paid in two equal installments (subject to accelerated vesting that may occur pursuant to termination, resignation, death, or disability). Mr. McIntyre receives his first installment if he remains employed through the Closing and the second installment on the first anniversary of the Closing, on the condition that he remain employed through that date. In the event that, prior to the Closing, Mr. McIntyre is terminated without “cause” (as defined by the executive’s employment agreement), resigns for “good reason” (as defined by the executive’s employment agreement), or resigns for any reason after six consecutive months of service with Thoratec following the Closing (and provides three months notice from the resignation date), the retention bonus, whether vested or unvested, will be paid in full, provided that the executive enters into a general release of claims.
Mr. LaRose’s Retention Bonus Agreement provides for payments totaling $1,700,000 that vest and are paid in two equal installments (subject to accelerated vesting that may occur pursuant to termination, resignation, death, or disability). Mr. LaRose receives his first installment if he remains employed through the Closing and the second installment on the first anniversary of the Closing, on the condition that he remain employed through that date. In the event that, prior to the Closing, Mr. LaRose is terminated without “cause” (as defined by the executive’s employment agreement) or resigns for “good reason” (as defined by the executive’s employment agreement), the retention bonus, whether vested or unvested, will be paid in full, provided that the executive enters into a general release of claims.
Mr. Schuermann’s Retention Bonus Letter provides for the payment of $150,000 upon the date which is 90 days following the Closing, subject to his continued employment through the entirety of this period. In the event that, prior to the end of this period, Mr. Schuermann is terminated without “cause” (as defined by the executive’s employment agreement) or in the event of death or disability of Mr. Schuermann, the retention bonus, whether vested or unvested, will be paid in full, provided that the executive enters into a general release of claims.
Mr. Yomtov’s Retention Bonus Letter provides for the payment of $100,000 upon the date which is 90 days following the Closing, subject to his continued employment through the entirety of this period. In the event that, prior to the end of this period, Mr. Yomtov is terminated without “cause” (as defined by the executive’s employment agreement) or in the event of death or disability of Mr. Yomtov, the retention bonus, whether vested or unvested, will be paid in full, provided that the executive enters into a general release of claims.
Each executive with a Retention Bonus Agreement or Retention Bonus Letter will be solely responsible for all taxes with respect to any payment received, including, without limitation, any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended.
The descriptions of the Retention Bonus Agreements and the Retention Bonus Letters contained herein do not purport to be complete and are qualified in their entirety by reference to the Retention Bonus Agreements and the Form of Retention Bonus Letter, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
     (d)  Exhibits

10.1	Retention Bonus Agreement, dated as of February 12, 2009 by and among HeartWare, Inc. and Douglas Godshall.
10.2	Retention Bonus Agreement, dated as of February 12, 2009 by and among HeartWare, Inc. and David McIntyre.
10.3	Retention Bonus Agreement, dated as of February 12, 2009 by and among HeartWare, Inc. and Jeffrey LaRose.
10.4	Form of Retention Bonus Letter by and among HeartWare, Inc. and certain members of HeartWare senior management.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of March 6, 2009
HEARTWARE INTERNATIONAL, INC.
	By:	/s/ David McIntyre
		Name:	David McIntyre
		Title:	Chief Financial Officer & Chief Operating Officer

Exhibit Number	Description of Exhibits
10.1	Retention Bonus Agreement, dated as of February 12, 2009 by and among HeartWare, Inc. and Douglas Godshall.
10.2	Retention Bonus Agreement, dated as of February 12, 2009 by and among HeartWare, Inc. and David McIntyre.
10.3	Retention Bonus Agreement, dated as of February 12, 2009 by and among HeartWare, Inc. and Jeffrey LaRose.
10.4	Form of Retention Bonus Letter by and among HeartWare, Inc. and certain members of HeartWare senior management.

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